UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2005

ITEC ENVIRONMENTAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

033-31067
(Commission File Number)

31-1705310
(IRS Employer Identification No.)

5300 Claus Rd., Box 760
Riverbank, CA. 95367
(Address of principal executive offices)(Zip Code)

(209) 848-3900
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to the “safe harbor” private offering exemption provided by Rule 506 of Regulation D under Section 4(2) and of the Securities Act of 1933 (the “Exemption”), on November 29, 2005 Itec Environmental Group, Inc., a Delaware corporation (the “Company” or “Itec”) finalized certain material definitive agreements with Doug Froese (“Froese”) including, but not limited to the following: (i) Common Stock Purchase Agreement, (ii) Investor Rights Agreement, (iii) Covenant to Adjust, and (iv) First Right of Refusal Agreement (collectively the “Froese Transaction Documents”).

Pursuant to the Froese Transaction Documents, Froese purchased 1,029,411 shares of Itec common stock for a purchase price of $175,000 (the “Sale”) and has the option to purchase an additional 7,794,117 shares of Itec common stock at $.17 per share.

For purposes of the Exemption, the Company relied upon (i) certain representations and warranties of Froese made pursuant to the Froese Transaction Documents, and (ii) its own independent analysis to confirm said representations and warranties.

Pursuant to the Exemption, on November 29, 2005 Itec finalized certain material definitive agreements with Tiger Paw Capital Corp., a foreign corporation (“Tiger Paw”) including, but not limited to the following: (i) Common Stock Purchase Agreement, (ii) Investor Rights Agreement, (iii) Covenant to Adjust, and (iv) First Right of Refusal Agreement (collectively the “Tiger Paw Transaction Documents”).

Pursuant to the Tiger Paw Transaction Documents, Tiger Paw purchased 1,192,857 shares of Itec common stock for a purchase price of $167,000 (the “Sale”) and has the option to purchase an additional 9,521,429 shares of Itec common stock at $.14 per share.

For purposes of the Exemption, the Company relied upon (i) certain representations and warranties of Tiger Paw made pursuant to the Tiger Paw Transaction Documents, and (ii) its own independent analysis to confirm said representations and warranties.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit Number	Description
10.5	Form of Common Stock Purchase Agreement
10.6	Form of Investor Rights Agreement
10.7	Form of Covenant to Adjust
10.8	Form of First Right of Refusal Agreement
10.9	Form of Common Stock Purchase Agreement
10.10	Form of Investor Rights Agreement
10.11	Form of Covenant to Adjust
10.12	Form of First Right of Refusal Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEC ENVIRONMENTAL GROUP, INC. (Name of Registrant)

Date: December 2, 2005	By:	/s/ Gary DeLaurentiis

Name: Gary DeLaurentiis Its: CEO

EXHIBIT INDEX

Exhibit Number	Description Location
10.5	Form of Common Stock Purchase Agreement Attached
10.6	Form of Investor Rights Agreement Attached
10.7	Form of Covenant to Adjust Attached
10.8	Form of First Right of Refusal Agreement Attached
10.9	Form of Common Stock Purchase Agreement Attached
10.10	Form of Investor Rights Agreement Attached
10.11	Form of Covenant to Adjust Attached
10.12	Form of First Right of Refusal Agreement Attached